UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2011

CHENIERE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16383	95-4352386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On May 31, 2011, Cheniere Energy, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC (the “Underwriter”), providing for the offer and sale in a firm commitment underwritten offering (the “Offering”) of 11,000,000 shares of the Company's common stock, par value $0.003 per share (“Common Stock”), at a price to the Underwriter of $9.75 per share. Pursuant to the Underwriting Agreement, the Company granted the Underwriter a thirty-day option to purchase up to an additional 1,650,000 shares of Common Stock to cover over-allotments, which option was exercised by the Underwriter on June 1, 2011.

In the Underwriting Agreement, the Company has agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the Underwriter may be required to make because of any of those liabilities.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 1.1 to this report and incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.

On June 6, 2011, the Company issued a press release announcing the closing of its previously announced Offering and the exercise by the Underwriter of the over-allotment option to purchase 1,650,000 shares of Common Stock.

A copy of the press release, dated June 6, 2011, is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information included in this Item 7.01 of Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01    Other Events.

The Offering of the 12,650,000 shares of Common Stock has been registered under the Securities Act pursuant to the Company's registration statement on Form S-3 (Registration No. 333-166328), which was declared effective on May 5, 2010, and the related final prospectus filed on June 1, 2011 with the Securities and Exchange Commission under Rule 424(b)(5) of the Securities Act. A legal opinion related to the offer and sale of such shares is filed herewith as Exhibit 5.1.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number        Description

1.1*    Underwriting Agreement dated May 31, 2011 between Cheniere Energy, Inc. and Credit Suisse Securities (USA) LLC

5.1*            Opinion of Andrews Kurth LLP

23.1            Consent of Andrews Kurth LLP (included in Exhibit 5.1)

99.1†            Press release, dated June 6, 2011

* Filed herewith.
† Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: June 6, 2011	By:	/s/ Meg A. Gentle
	Name:	Meg A. Gentle
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number    Description

1.1*    Underwriting Agreement dated May 31, 2011 between Cheniere Energy, Inc. and Credit Suisse Securities (USA) LLC

5.1*            Opinion of Andrews Kurth LLP

23.1            Consent of Andrews Kurth LLP (included in Exhibit 5.1)

99.1†            Press release, dated June 6, 2011

* Filed herewith.
† Furnished herewith.